Exhibit 10.64

UBS Financial Services Inc.
Please complete and sign this form.
We must receive it by November 14, 2008.
Acceptance of UBS’s offer relating to auction rate securities
By signing below and returning this form, I accept UBS’s offer of Rights relating to my Eligible ARS in the account listed below. I understand and acknowledge the following:
•	All Eligible ARS must remain in my UBS account listed below until I exercise my Rights to sell my Eligible ARS to UBS or they are redeemed by the issuer or purchased or sold on my behalf by UBS;

•	I will instruct my UBS Financial Advisor or Branch Manager if and when I want to exercise my Rights and sell my Eligible ARS to UBS during the period of June 30, 2010, through July 2, 2012;

•	The acceptance of UBS’s offer constitutes consent (to the extent legally required) for UBS, acting as principal, to purchase my Eligible ARS or to sell them on my behalf at any time in its sole discretion and without other prior notice to me, from the date that I accept this offer through July 2, 2012;

•	If UBS purchases, sells or otherwise disposes of my Eligible ARS, it will deposit the par value in my account within one business day of settlement of the transaction;

•	I release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree that I will not seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. I also will not serve as a class representative or receive benefits under any class action settlement or investor fund;

•	If the account named below is in the name of a corporation, partnership, trust or other entity, I represent and warrant that I have the power and authority to accept this offer on behalf of that entity.

Please complete and sign this form.
We must receive it by November 14, 2008.
CYTOKINETICS, INC.
ATTN: SHARON SURREY-BARBARI
280 EAST GRAND AVENUE	Mail	UBS Financial Services Inc.
SO SAN FRANCISCO CA 94080-4808		ATTN: ARS Group
1000 Harbor Boulevard
Weehawken, NJ 07086

Account Number: CP 70764	Fax	+1-201-422-7766

Account owner signature	/s/ Sharon A. BARBARI	Date	10/27/08
Additional party signature	SVP Finance and CFO	Date

Daytime telephone number	(650) 624-3009
If you have questions, please contact your UBS Financial Advisor or Branch Manager at +1-312-525-4500. Clients outside the U.S. may call +1-201-352-0105 collect.
We kindly request that you do not include comments or questions on this form as it could delay processing of your instructions.
UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.
UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc and UBS International Inc.

©2008 UBS Financial Services Inc. All rights reserved. Member SIPC.	1C-ARS0